Good Harbor Tactical Core US Fund

Class A	Shares	GHUAX
Class C	Shares	GHUCX
Class I	Shares	GHUIX

Good Harbor Tactical Select Fund

Class A	Shares	GHSAX
Class C	Shares	GHSCX
Class I	Shares	GHSIX

Each a series of Northern Lights Fund Trust III

PROSPECTUS

February 1, 2019

Adviser:

www.ghf-funds.com       1-877-270-2848

This Prospectus provides important information about the Funds that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission or the Commodity Futures Trading Commission, nor has the Securities and Exchange Commission or the Commodity Futures Trading Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.ghf-funds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you. You may also elect to receive all future reports in paper free of charge.

TABLE OF CONTENTS

FUND SUMMARY – Good Harbor Tactical Core US Fund	1
Investment Objective	1
Fees and Expenses of the Fund	1
Principal Investment Strategies	2
Principal Investment Risks	3
Performance	4
Investment Adviser	5
Investment Adviser Portfolio Managers	5
Purchase and Sale of Fund Shares	5
Tax Information	5
Payments to Broker-Dealers and Other Financial Intermediaries	5
FUND SUMMARY – Good Harbor Tactical Select Fund	6
Investment Objective	6
Fees and Expenses of the Fund	6
Principal Investment Strategies	7
Principal Investment Risks	8
Performance	9
Investment Adviser	10
Investment Adviser Portfolio Managers	10
Purchase and Sale of Fund Shares	10
Tax Information	10
Payments to Broker Dealers and Other Financial Intermediaries	10
ADDITIONAL INFORMATION ABOUT
PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	11
Investment Objective	11
Principal Investment Strategies	11
Principal Investment Risks	13
Temporary Investments	15
Portfolio Holdings Disclosure	15
Cybersecurity	15
MANAGEMENT	16
Investment Adviser	16
Investment Adviser Portfolio Managers	16
HOW SHARES ARE PRICED	17
HOW TO PURCHASE SHARES	18
HOW TO REDEEM SHARES	23
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	25
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	26
DISTRIBUTION OF SHARES	27
Distributor	27
Distribution Fees	27
Additional Compensation to Financial Intermediaries	27
Householding	27
FINANCIAL HIGHLIGHTS	28
PRIVACY NOTICE	34

FUND SUMMARY – GOOD HARBOR TACTICAL CORE US FUND

Investment Objective: Total return from capital appreciation and income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 18 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None	None	None
Redemption Fee (as a % of amount redeemed if held less than 30 days)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses(1)	0.69%	0.69%	0.69%
Acquired Fund Fees and Expenses(2)	0.13%	0.13%	0.13%
Total Annual Fund Operating Expenses(3)	1.97%	2.72%	1.72%
Fee Waiver (4)	(0.09)%	(0.09)%	(0.09)%
Total Annual Fund Operating Expenses After Fee Waiver	1.88%	2.63%	1.63%
(1)	Expense information has been restated to reflect current fees.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, including exchange traded funds.
(3)	The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund. Additionally, the management fee above has been contractually reduced from the fee incurred by the Fund at the time of the financial highlights.
(4)	The Fund’s adviser, Good Harbor Financial LLC, (the “Adviser”) has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until January 31, 2020, so that the total annual operating expenses (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iii) borrowing costs (such as interest and dividend expense on securities sold short); (iv) taxes; and (v) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) of the Fund do not exceed 1.75%, 2.50% and 1.50% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the foregoing expense limits or the expense limits in place at the time of recapture. These agreements may be terminated only by the Board of Trustees, on 60 days’ written notice to the Adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$755	$1,150	$1,568	$2,732
C	$266	$836	$1,432	$3,045
I	$166	$533	$925	$2,023

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended September 30, 2018, the Fund’s portfolio turnover rate was 466% of the average value of its portfolio.

1

Principal Investment Strategies: Using a tactical asset allocation model, the Adviser seeks to achieve the Fund’s investment objective by investing in the U.S. equity market during sustained rallies and investing defensively in U.S. Treasury bonds during weak equity market conditions. The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities of domestic companies. The Adviser will generally seek exposure to equities and treasuries through a variety of investments that provide exposure to equity market and treasury bond indices, including exchange traded funds (“ETFs”), exchange traded notes (“ETNs”), mutual funds, equity securities (such as common stock), U.S. government securities, derivative instruments and other investments. The Fund’s derivative investments may include swaps, structured notes, futures and options designed to provide exposure to a particular equity or treasury bond index or replicate the returns of one or more such indices.

Adviser’s Tactical Asset Allocation Model. The Adviser utilizes its proprietary tactical asset allocation model to determine an overall portfolio allocation to U.S. equities and U.S. Treasury bonds under specific investment constraints, according to market indicators provided by the Adviser’s proprietary investment process. With respect to the equity allocation, the model also directs the Adviser to overweight company size segment(s) (e.g. small-cap, mid-cap, or large-cap) poised to do well and underweight the company size segment(s) that are moving out of favor. For the treasury allocation, the model directs the Adviser to allocate among different treasury durations.

The Adviser utilizes a disciplined, model-driven investment approach intended to generate enhanced risk-adjusted returns. Through detailed analysis, the Adviser quantifies and validates its investment strategies and seeks to identify stable and persistent economic and statistical relationships in order to determine the portfolio’s allocations.

The Adviser’s investment process is designed to take advantage of trends in the discount rate, based on the notion that stock market valuations, particularly during times of economic stress, are dominated by the premium demanded by investors to hold equity risk. This premium is directly reflected through the discount rate. As stressful economic conditions cause investors to become more risk averse, required returns rise, placing negative pressure on stock prices. As this view persists, market prices trend downwards. Similarly, as investors become more confident in the economic outlook, required returns decline providing support for equity prices. The Adviser’s proprietary model is engineered to decipher trends in equity risk premium.

Because the equity risk premium is not directly observable in the market, the Adviser establishes a view on the direction of risk premium changes through its unique investment process by monitoring three main categories of information.

MOMENTUM MEASURES – The momentum measures are proprietary price-based indicators aimed at assessing the strength in equity prices, strength in bond prices and the relative strength between these asset classes across multiple time horizons. The data series consists of a short-term component (1-3 months), medium term component (3-6 months) and a longer-term component (6-12 months). Rising equity momentum coupled with weaker fixed income demand often signals a decline in investor risk premiums.

ECONOMIC CONDITIONS – The economic data provide a direct estimate of the U.S. business cycle. U.S. economic output level and growth rate series are combined to estimate whether the economy is expanding or contracting and at what speed. Corporate credit spreads are also included to assess whether companies have affordable access to credit. A contracting economy with a growth rate accelerating to the downside tends to lead to increased investor risk-aversion, and vice-versa.

YIELD CURVE DYNAMICS – Changes in the level, slope and curvature of the U.S. treasury yield provide insight into investor capital flows as well as government policy intervention. A drop in levels and a flattening of the curve, for example, may signal expectations of increased economic headwinds and a decrease in investor appetite for equity risk. Multiple points along the yield curve between one and ten-year maturities are analyzed.

Portfolio Allocation. At any given time, the Fund’s portfolio will be invested in all equities, all treasuries or among equities and treasuries. Under normal conditions, the Adviser will seek exposure to equities and treasuries through a variety of investments which provide exposure to equity market and treasury bond indices, including ETFs, ETNs, mutual funds, equity securities, such as common stock, U.S. government securities, derivative instruments and other investments. The Fund’s derivative investments may include swaps, structured notes, futures and options designed to provide exposure to a particular equity or treasury bond index or replicate the returns of one or more such indices. Within each major asset category, further allocations are made across market capitalization and duration. The Adviser attempts to further enhance returns through the use of leveraged ETFs and/or derivatives.

The Adviser is the investment adviser to other mutual funds and clients that utilize the same tactical asset allocation model described above. The Adviser may seek to trade the Fund during trading windows that differ from other mutual funds or clients advised by the Adviser. Accordingly, the Fund may have different performance results from other clients. Returns may also differ on the basis of other considerations such as investor flows or due to compliance with applicable investment limitations.

2

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value (“NAV”) and performance.

  Allocation Risk: The risk that if the Fund’s strategy for allocating assets among different assets classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.
  Correlation Risk: Although the prices of equity securities and fixed income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem. Because the Fund allocates its investments between equities and fixed income securities, the Fund is subject to correlation risk.
  Credit Risk: Issuers may not make interest or principal payments on securities, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes, including the U.S. government.
  Derivatives Risk: Loss may result from the Fund’s investments in swaps, options and futures. These instruments may be illiquid, difficult to value and leveraged so that small changes may produce disproportionate losses to the Fund. Over-the-counter derivatives, such as swaps, are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Losses from investments in derivatives can result from a lack of correlation between the value of those derivatives and the value of the underlying asset or index. In addition, there is a risk that the performance of the derivatives or other instruments used by the Adviser to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Derivatives are also subject to risks arising from margin requirements. There is also risk of loss if the Adviser is incorrect in its expectation of the timing or level of fluctuations in prices.

  ETF and Mutual Fund Risk: ETFs and mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs or mutual funds and also may be higher than other mutual funds that invest directly in securities. ETFs and mutual funds are subject to specific risks, depending on the nature of the fund.
  Exchange-Traded Notes Risk: Similar to ETFs and mutual funds, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed income risk.
  Fixed Income Risk: The Fund may invest in fixed income securities, directly or through ETFs. The credit quality rating of securities may be lowered if an issuer’s financial condition deteriorates and issuers may default on their interest and or principal payments. Typically, a rise in interest rates causes a decline in the value of fixed income securities.
  Futures Risk: The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index or reference asset. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.
  Leverage Risk: Borrowing magnifies the potential for losses and exposes the Fund to interest expenses on money borrowed. Leveraged ETFs and derivatives will amplify losses because they are designed to produce returns that are a multiple of the equity index to which they are linked.
  Leveraged ETF Risk: Leveraged ETFs will amplify gains and losses. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.
  Management Risk: The Adviser’s reliance on its strategy and judgments about the attractiveness, value and potential appreciation of particular securities may prove to be incorrect and may not produce the desired results.
  Market Risk: Overall equity and fixed income securities market risks affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.
3

  Model Risk: Model Risk is the risk that any given model may experience periods of outperformance as well as periods of underperformance. Like all quantitative analysis, the investment models utilized by the Fund carry a risk that the mathematical models used might be based on one or more incorrect assumptions. Rapidly changing and unforeseen market dynamics could, in some cases, lead to a decrease in short term effectiveness of the Fund’s mathematical models. No assurance can be given that the Fund will be successful under all or any market.
  Small and Medium Capitalization Stock Risk: The Fund may invest directly or through ETFs in companies of any size capitalization. The price of small or medium capitalization company stocks may be subject to more abrupt or erratic market movements than larger, more established companies or the market averages in general.
  Structured Note Risk: Structured notes involve tracking risk, issuer default risk and may involve leverage risk.
  Turnover Risk: A higher portfolio turnover will result in higher transactional and brokerage costs associated with the turnover, which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may increase the taxes you pay as a Fund shareholder. The Fund is expected to have a high portfolio turnover rate.
  U.S. Government Securities Risk: Although U.S. Government securities are considered among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund over time to the performance of a broad-based market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Although Class A shares and Class C shares would have similar annual returns to Class I shares because the classes are invested in the same portfolio of securities, the returns for Class A shares and Class C shares would be different from Class I shares because Class A shares and Class C shares have different expenses than Class I shares. Updated performance information is available at no cost by visiting www.ghf-funds.com or by calling 1-877-270-2848.

Class I Performance Bar Chart For Calendar Years Ended December 31

Best Quarter:	3/31/2013	9.50%
Worst Quarter:	12/31/2018	(11.47)%

4

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2018)

	One Year	Five Year	Since Inception (12-31-12)	Since Inception (1-4-13)
Class I Shares
Return before taxes	(6.39)%	(3.57)%	0.16%	N/A
Return after taxes on distributions	(6.39)%	(3.57)%	0.08%	N/A
Return after taxes on distributions and sale of Fund shares	(3.78)%	(2.67)%	0.10%	N/A
Class A Shares
Return before Taxes	(12.02)%	(4.95)%	(1.07)%	N/A
Class C Shares
Return before Taxes	(7.40)%	(4.53)%	N/A	(0.88)%
S&P 500 TR Index (reflects no deduction for fees, expenses or taxes)(1)	(4.38)%	(8.49)%	12.15%	11.65%
(1)	The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

After-tax returns were calculated using the historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depends on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns for the share classes which are not presented will vary from the after-tax returns of Class I shares.

Investment Adviser: Good Harbor Financial, LLC, 330 East Main Street, Third Floor Barrington, IL 60010 serves as investment adviser to the Fund. Subject to the authority of the Board of Trustees, the Adviser is responsible for the management of the Fund’s investment portfolio. The Adviser is responsible for selecting the Fund’s investments according to the Fund’s investment objective, policies and restrictions. The Adviser was established in 2003 for the purpose of providing investment advice to individuals and institutions. As of September 30, 2018, the Adviser had had approximately $400.73 million in assets under management/advisement.

Investment Adviser Portfolio Managers: Neil R. Peplinski, Chartered Financial Analyst (CFA), Managing Partner of the Adviser, has served the Fund as Portfolio Manager since it commenced operations in 2012. David Armstrong has served as a Portfolio Manager to the Fund since 2015. Yash Patel, Chartered Financial Analyst (CFA), Chief Operating Officer of the Adviser, has served as a Portfolio Manager to the Fund since 2016.

Purchase and Sale of Fund Shares: The investment minimums for the Fund are:

	Initial Investment		Subsequent Investment
Class	Regular Account	Retirement Account	Regular Account	Retirement Account
A	$2,500	$1,000	$250	$100
C	$2,500	$1,000	$250	$100
I	$250,000	$250,000	$10,000	$10,000

The Fund reserves the right to waive any investment minimum. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

FUND SUMMARY – GOOD HARBOR TACTICAL SELECT FUND

(formerly known as the Good Harbor Tactical Core US II Fund)

Investment Objective: Total return from capital appreciation and income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 18 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price)	None	None	None
Redemption Fee (as a % of amount redeemed if held less than 30 days)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses(1)	0.50%	0.50%	0.50%
Acquired Fund Fees and Expenses(2)	0.53%	0.53%	0.53%
Total Annual Fund Operating Expenses(3)	2.18%	2.93%	1.93%
(1)	Expense information has been restated to reflect current fees.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, including exchange traded funds.
(3)	The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund. Additionally, the management fee above has been contractually reduced from the fee incurred by the Fund at the time of the financial highlights.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$783	$1,218	$1,677	$2,944
C	$293	$907	$1,543	$3,252
I	$196	$606	$1,042	$2,254

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended September 30, 2018, the Fund’s portfolio turnover rate was 402% of the average value of its portfolio.

6

Principal Investment Strategies – Using a combination of tactical asset allocation strategies, the Adviser seeks to achieve the Fund’s investment objective by investing in U.S. and non-U.S. equity markets during sustained rallies and investing defensively in U.S. Treasury bonds during weak equity market conditions. The Adviser will generally seek exposure to equities and treasuries through a variety of investments ETFs, ETNs, mutual funds, equity securities (such as common stock), U.S. government securities, and derivative instruments). The Fund’s principal derivative investments are swaps, structured notes, futures and options designed to provide exposure to a particular equity or treasury bond index or replicate the returns of one or more such indices.

The Fund will incorporate multiple tactical asset allocation strategies selected by the Adviser. These may include: (1) strategies that target U.S. equity markets; (2) strategies that vary their exposure to different sectors within a market, or tactical sector strategies (commonly referred to as sector rotation strategies); or (3) strategies that target non-U.S. equity markets such as foreign developed markets or emerging markets.

The Adviser defines a tactical asset allocation strategy as an investment strategy which targets a specific asset class, but has the ability to move out of that asset class under certain conditions. Tactical asset allocation strategies are generally implemented through an objective, model-based investment process. Objective, model-based tactical asset allocation strategies generally have a low correlation to broad market benchmarks.

The Fund combines multiple tactical investment strategies into a single Fund. One of the objectives is to diversify the inherent model risk associated with tactical strategies in an attempt to generate favorable risk adjusted returns. Because many of these strategies are objective, model-based strategies, these types of strategies carry an inherent “model risk” – the risk that any given model may experience periods of outperformance as well as periods of underperformance. Blending tactical strategies can address the potential volatility associated with this model risk by diversifying across multiple models.

Models are developed for these strategies independently, and the models can differ because risk can vary within asset classes or market sectors; they can also differ with respect to their views of risk at a particular point in time as risk can vary over time. The Adviser believes that tactical strategies are characteristically less correlated to broad market benchmarks than strategies which have a mandate to carry a similar risk profile of a named benchmark. In addition, tactical allocation strategies often have low correlation to one another. The Adviser’s research indicates that the low correlation between tactical strategies allows these strategies to be blended together within an investment sleeve resulting in diversification benefits such as a reduction in volatility and improvements in other risk-based measures. This has been observed in tactical strategies targeting both the U.S. equity markets and global equity markets.

The Adviser utilizes an investment process whereby tactical asset allocation strategies are evaluated and selected for their ability to achieve the Fund’s Investment Objective and diversify risk within the portfolio. The Adviser may select a combination of strategies that target similar markets because of their ability to contribute to reduced risk and enhanced return characteristics. The Fund may invest in affiliated and unaffiliated funds.

Once selected, the Adviser determines the allocation weights across the strategies which are held within the Fund’s portfolio.

Portfolio Allocation. At any given time, the Fund’s portfolio will be invested in all equities, all treasuries or both equities and treasuries. Within each major asset category, further allocations are made across market capitalization or individual sectors and duration. The Adviser attempts to further enhance returns through the use of leveraged ETFs and/or derivatives.

7

Principal Investment Risks - As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s NAV and performance.

The following risks may apply to the Fund through its direct investments as well indirectly through investing in other investment companies.

  Allocation Risk: The risk that if the Fund’s strategy for allocating assets among different assets classes during trading windows does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.
  Correlation Risk: Although the prices of equity securities and fixed income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem. Because the Fund allocates its investments between equities and fixed income securities, the Fund is subject to correlation risk.
  Credit Risk: Issuers may not make interest or principal payments on securities, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes, including the U.S. government.
  Currency Risk: The Fund may invest directly or indirectly in foreign securities that are typically denominated in foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments denominated in a foreign currency or may widen existing losses. Exchange rate movements are volatile and it may not be possible to effectively hedge the currency risks of many countries.
  Derivatives Risk: Loss may result from the Fund’s investments in swaps, options and futures. These instruments may be illiquid, difficult to value and leveraged so that small changes may produce disproportionate losses to the Fund. Over-the-counter derivatives, such as swaps, are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Losses from investments in derivatives can result from a lack of correlation between the value of those derivatives and the value of the underlying asset or index. In addition, there is a risk that the performance of the derivatives or other instruments used by the Adviser to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Derivatives are also subject to risks arising from margin requirements. There is also risk of loss if the Adviser is incorrect in its expectation of the timing or level of fluctuations in prices.

  Emerging Market Risk: Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.
  ETF and Mutual Fund Risk: ETFs and mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs or mutual funds and also may be higher than other mutual funds that invest directly in securities. ETFs and mutual funds are subject to specific risks, depending on the nature of the fund.
  Exchange-Traded Notes Risk: Similar to ETFs and mutual funds, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed income risk.
  Fixed income Risk: The Fund may invest in fixed income securities, directly or through ETFs. The credit quality rating of securities may be lowered if an issuer’s financial condition deteriorates and issuers may default on their interest and or principal payments. Typically, a rise in interest rates causes a decline in the value of fixed income securities. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the bond investments held by the Fund. As a result, for the present, interest rate risk may be heightened.
  Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.
  Leverage Risk: Borrowing magnifies the potential for losses and exposes the Fund to interest expenses on money borrowed. Leveraged ETFs and derivatives will amplify losses because they are designed to produce returns that are a multiple of the equity index to which they are linked.
  Leveraged ETF Risk: Leveraged ETFs will amplify gains and losses. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.
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  Management Risk: The Adviser’s reliance on its strategy and judgments about the attractiveness, value and potential appreciation of particular securities and the tactical allocation among the Fund’s investments may prove to be incorrect and may not produce the desired results.
  Market Risk: Overall equity and fixed income securities market risks affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.
  Model Risk: Model Risk is the risk that any given model may experience periods of outperformance as well as periods of underperformance. Like all quantitative analysis, the investment models utilized by the Fund carry a risk that the mathematical models used might be based on one or more incorrect assumptions. Rapidly changing and unforeseen market dynamics could, in some cases, lead to a decrease in short term effectiveness of the Fund’s mathematical models. No assurance can be given that the Fund will be successful under all or any market.
  Small and Medium Capitalization Stock Risk: The Fund may invest directly or through ETFs in companies of any size capitalization. The price of small or medium capitalization company stocks may be subject to more abrupt or erratic market movements than larger, more established companies or the market averages in general.
  Structured Note Risk: Structured notes involve tracking risk, issuer default risk and may involve leverage risk.
  Turnover Risk: A higher portfolio turnover will result in higher transactional and brokerage costs associated with the turnover, which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may increase the taxes you pay as a Fund shareholder. The Fund is expected to have a high portfolio turnover rate.
  U.S. Government Securities Risk: Although U.S. Government securities are considered among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Performance: The bar chart and performance table below show the variability of the Fund’s return, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund over time to the performance of a broad-based market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Because the Fund’s Class A and Class C shares have less than a full calendar year of investment operations, no performance information is presented for these share classes at this time. In the future, performance information will be presented in this section of the Prospectus for Class A and Class C shares. Updated performance information will be available at no cost by visiting www.ghf-funds.com or by calling 1-877-270-2848.

Class I Performance Bar Chart For Calendar Year Ended December 31

Best Quarter:	3/31/2016	6.21%
Worst Quarter:	12/31/2018	(7.15)%

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Performance Table

Average Annual Total Returns

(For period ended December 31, 2018)

	One Year	Since Inception (5-16-14)	Since Inception (8-31-15)
Class I Shares
Return before taxes	(8.33)%	1.15%	N/A
Return after taxes on distributions	(9.24)%	0.62%	N/A
Return after taxes on distributions and sale of Fund shares	(4.28)%	0.79%	N/A
Class A Shares
Return before taxes	(13.78)%	N/A	2.38%
Class C Shares
Return before taxes	(9.24)%	N/A	3.54%
S&P 500 TR Index(1) (reflects no deduction for fees, expenses or taxes)	(4.38)%	8.65%	9.70%
MSCI ACWI Index(2) (reflects no deduction for fees, expenses or taxes)	(8.93)%	4.62%	6.88%
(1)	The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.
(2)	The MSCI ACWI (All Country World Index) is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International (MSCI), and is comprised of stocks from both developed and emerging markets.

After-tax returns were calculated using the historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depends on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns for the share classes which are not presented will vary from the after-tax returns of Class I shares.

Investment Adviser - Good Harbor Financial, LLC is the Fund’s investment adviser.

Investment Adviser Portfolio Managers - Neil R. Peplinski, Chartered Financial Analyst (CFA), Managing Partner of the Adviser, has served the Fund as its Portfolio Manager since it commenced operations in May 2014. David Armstrong has served as a Portfolio Manager to the Fund since August 2015. Yash Patel, Chartered Financial Analyst (CFA), Chief Operating Officer of the Adviser, has served as a Portfolio Manager to the Fund since January 2016.

Purchase and Sale of Fund Shares - The investment minimums for the Fund are:

	Initial Investment		Subsequent Investment
Class	Regular Account	Retirement Account	Regular Account	Retirement Account
A	$2,500	$1,000	$250	$100
C	$2,500	$1,000	$250	$100
I	$250,000	$250,000	$10,000	$10,000

The Fund reserves the right to waive any investment minimum. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information - Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries - If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

Good Harbor Tactical Core US Fund

The Fund’s investment objective is total return from capital appreciation and income.

Good Harbor Tactical Select Fund

The Fund’s investment objective is total return from capital appreciation and income.

Each Fund’s investment objective may be changed by the Board of Trustees upon 60 days’ written notice to shareholders.

Principal Investment Strategies

Good Harbor Tactical Core US Fund

Using a tactical asset allocation model, the Adviser seeks to achieve the Fund’s investment objective by investing in the U.S. equity market during sustained rallies and investing defensively in U.S. Treasury bonds during weak equity market conditions.

Investment Philosophy

The underlying premise of the strategy is that equity prices are driven by changes in investor equity risk premiums and that these premiums vary with time and the business cycle. The Adviser believes that during periods of market stress and exuberance stock price variation is due almost exclusively to changing risk premiums rather than changing expected cash flows. By monitoring indications of market momentum, general economic conditions, and U.S. Treasury yield curves for risk, the strategy seeks to identify times when equity exposure is more or less favorable and adjust the portfolio allocation to take advantage of trends in investor equity risk premiums.

Adviser’s Tactical Asset Allocation Model. The Adviser utilizes its proprietary tactical asset allocation model to determine an overall portfolio allocation to U.S. equities and U.S. Treasury bonds under specific investment constraints, according to market indicators provided by the Adviser’s proprietary investment process. With respect to the equity allocation, the model also directs the Adviser to overweight company size segment(s) (e.g. small-cap, mid-cap, or large-cap) poised to do well and underweight the company size segment(s) that are moving out of favor. For the treasury allocation, the model directs the Adviser to allocate among different treasury durations.

The Adviser utilizes a disciplined, model-driven investment approach intended to generate enhanced risk-adjusted returns. Through detailed analysis, the Adviser quantifies and validates its investment strategies and seeks to identify stable and persistent economic and statistical relationships in order to determine the portfolio’s allocations.

The Adviser’s investment process is designed to take advantage of trends in the discount rate, based on the notion that stock market valuations, particularly during times of economic stress, are dominated by the premium demanded by investors to hold equity risk. This premium is directly reflected through the discount rate. As stressful economic conditions cause investors to become more risk averse, required returns rise, placing negative pressure on stock prices. As this view persists, market prices trend downwards. Similarly, as investors become more confident in the economic outlook, required returns decline providing support for equity prices. The Adviser’s proprietary model is engineered to decipher trends in equity risk premium.

Portfolio Allocation. At any given time, the Fund’s portfolio will be invested in all equities, all treasuries or among equities and treasuries. Under normal conditions, the Adviser will seek exposure to equities and treasuries through a variety of investments which provide exposure to equity market and treasury bond indices, including ETFs, ETNs, mutual funds, equity securities, such as common stock, U.S. government securities, derivative instruments and other investments. The Fund’s derivative investments may include swaps, structured notes, futures and options designed to provide exposure to a particular equity or treasury bond index or replicate the returns of one or more such indices. Within each major asset category, further allocations are made across market capitalization and duration. The Adviser attempts to further enhance returns through the use of leveraged ETFs and/or derivatives.

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Good Harbor Tactical Select Fund

Using a combination of tactical asset allocation strategies, the Adviser seeks to achieve the Fund’s investment objective by investing in U.S. and non-U.S. equity markets during sustained rallies and investing defensively in U.S. Treasury bonds during weak equity market conditions. The Adviser will generally seek exposure to equities and treasuries through a variety of investments, ETFs, ETNs, mutual funds, equity securities (such as common stock), U.S. government securities, and derivative instruments). The Fund’s principal derivative investments are swaps, structured notes, futures and options designed to provide exposure to a particular equity or treasury bond index or replicate the returns of one or more such indices.

The Fund will incorporate multiple tactical asset allocation strategies selected by the Adviser. These may include (1) strategies that target U.S. equity markets; (2) strategies that vary their exposure to different sectors within a market, or tactical sector strategies (commonly referred to as sector rotation strategies); or (3) strategies that target non-US equity markets such as foreign developed markets or emerging markets.

The Adviser defines a tactical asset allocation strategy as an investment strategy which targets a specific asset class, but also has the ability to move out of that asset class under certain conditions. Tactical asset allocation strategies are generally implemented through an objective, model-based investment process. Objective, model-based tactical asset allocation strategies generally have a lower correlation to broad, market benchmarks.

The Fund combines multiple tactical investment strategies into a single fund. One of the objectives is to diversify the inherent model risk associated with tactical strategies in an attempt to generate favorable risk adjusted returns. Because many of these strategies are objective, model-based strategies, these types of strategies carry an inherent “model risk” – the risk that any given model may experience periods of outperformance as well as periods of underperformance. Blending tactical strategies can address the potential volatility associated with this model risk by diversifying across multiple models.

Models are developed for these strategies independently, and the models can differ because risk can vary within asset classes or market sectors; they can also differ with respect to their views of risk at a particular point in time as risk can vary over time. The Adviser believes that tactical strategies are characteristically less correlated to broad market benchmarks than strategies which have a mandate to carry a similar risk profile of a named benchmark. In addition, tactical allocation strategies often have low correlation to one another. The Adviser’s research indicates that the low correlation between tactical strategies allows these strategies to be blended together within an investment sleeve resulting in diversification benefits such as a reduction in volatility and improvements in other risk-based measures. This has been observed in tactical strategies targeting both the U.S. equity markets and global equity markets.

The Adviser utilizes an investment process whereby tactical asset allocation strategies are evaluated and selected for their ability to achieve the Fund’s Investment Objective and diversify risk within the portfolio. The Adviser may select a combination of strategies that target similar markets because of their ability to contribute to reduced risk and enhanced return characteristics. The Fund combines multiple tactical investment strategies to diversify the inherent “model risk” associated with tactical strategies in an attempt to generate favorable risk adjusted returns. Model risk is the risk that any given model may experience periods of outperformance as well as periods of underperformance. Blending tactical strategies can address the potential volatility associated with this model risk by diversifying across multiple models, or strategies. The Fund combines tactical asset allocation strategies by initially evaluating the strategy’s correlation and beta to a strategic benchmark. For example, strategies focused on the U.S. equity markets are compared to the S&P 500 Total Return Index, or similar; strategies focused on global equity markets, or a subset of the global equity markets, are compared to a representative market index. Strategies which are determined to have a high correlation (or R-squared) and a high beta to a representative index are omitted. Strategies are then further evaluated based upon their correlation to other strategies within the Fund as well as their contribution to risk and return characteristics of the Fund as well as its ability to provide exposure to a target risk for the Fund. Within the Fund’s targeted risk exposure, the Adviser will utilize moderate leverage to further enhance returns through the use of either leveraged ETFs or derivatives.

Once selected, the Adviser determines the allocation weights across the strategies which are held within the Fund’s portfolio.

Portfolio Allocation. At any given time, the Fund’s portfolios will be invested in all equities, all treasuries or both equities and treasuries. Within each major asset category, further allocations are made across market capitalization or individual sectors, and duration.

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Principal Investment Risks - The following risks may apply to each Fund’s direct investments as well as each Fund’s indirect investments through investing in Underlying Funds.

The following section summarizes the principal risks of each Fund. These risks could adversely affect the NAV, total return and the value of a Fund and your investment. The risk description below provide a more detailed explanation of the principal investment risks that correspond to the risks described in each Fund’s Fund summary section of its Prospectus.

Risks are applicable to both the Good Harbor Tactical Core US Fund and Good Harbor Tactical Select Fund, except where noted.

  Allocation Risk: The risk that if a Fund’s strategy for allocating assets among different assets classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.
  Correlation Risk: Although the prices of currencies and fixed income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem. Because the Funds allocate investments between currencies and fixed income securities and among different asset classes within each category, the Funds are subject to correlation risk.
  Credit Risk: Issuers may not make interest or principal payments on securities, resulting in losses to the Funds. In addition, the credit quality of securities held by the Funds may be lowered if an issuer’s financial condition changes, including the U.S. government. Lower credit quality securities will tend to have lower prices.
  Currency Risk (Good Harbor Tactical Select Fund Only): To the extent the Fund gains economic exposure to foreign currencies through its investment in forward foreign currency contracts, the performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Investments in foreign currencies are subject to political and economic risks, civil conflicts and war and greater volatility. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. issuers. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market.
  Derivatives Risk: The Funds may invest in swaps, options, and futures. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Derivative contracts ordinarily have leverage inherent in their terms and low margin deposits normally required in trading derivatives permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Funds. The use of leverage may also cause the Funds to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy their obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify a Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.
  Emerging Market Risk (Good Harbor Tactical Select Fund Only): A Fund may invest in countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities.
  ETF and Mutual Fund Risk: ETFs and mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by the Funds. As a result, the cost of investing in the Funds will be higher than the cost of investing directly in underlying ETFs or mutual funds and also may be higher than other mutual funds that invest directly in securities. ETFs and mutual funds themselves are subject to specific risks, depending on the nature of such ETF or Fund, including management and strategy risk.
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  Exchange-Traded Notes Risk: Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed income risk.
  Fixed Income Risk: The Funds may invest directly in fixed income securities or through underlying funds. Fixed income risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early or later than expected, potentially reducing the amount of interest payments or extending time to principal repayment). These risks could affect the value of a particular investment possibly causing a Fund’s share price and total return to be reduced and fluctuate more than other types of investments. When the Funds invest in fixed income securities the value of your investment in the Funds will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which, in turn may result in a decline in the value of the bond investments held by the fund. As a result, for the present, interest rate risk may be heightened.
  Foreign Investment Risk (Good Harbor Tactical Select Fund Only): To the extent the underlying funds invest in foreign securities, the Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company or U.S. market sector. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations. As a result, the Fund may be exposed to greater risk and will be more dependent on the Adviser’s ability to assess such risk than if the Fund invested solely in more developed countries.
  Futures Risk (Good Harbor Tactical Core US Fund only): The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index or reference asset. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.
  Leverage Risk: The Funds’ use of leverage may amplify losses and may cause the Funds to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations. The Funds are required to segregate liquid assets or otherwise cover the Funds’ obligations created by transactions that may give rise to leverage. The use of leverage may cause the Funds to liquidate portfolio positions when it may not be advantageous to do so to satisfy their obligations or to meet segregation requirements. Leverage may cause the Funds to be more volatile than if they had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The loss on leveraged transactions may substantially exceed the initial investment.
  Leveraged ETF Risk: Investing in leveraged ETFs will amplify the Funds’ gains and losses. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.
  Management Risk: The Adviser’s reliance on its strategy and its judgments about the value and potential appreciation securities in which the Funds invest may prove to be incorrect, including the Adviser’s tactical allocation of the Funds’ portfolio among its investments. The ability of the Funds to meet their investment objectives is directly related to the Adviser’s proprietary investment process.
  Market Risk: Overall fixed income and currency market risk, including volatility, may affect the value of individual instruments in which the Funds invest. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of a Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.
  Model Risk: Model risk is the risk that any given model may experience periods of outperformance as well as periods of underperformance. Like all quantitative analysis, the investment models utilized by the Fund carry a risk that the mathematical models used might be based on one or more incorrect assumptions. Rapidly changing and unforeseen market dynamics could, in some cases, lead to a decrease in short term effectiveness of a Fund’s mathematical models. No assurance can be given that a Fund will be successful under all or any market conditions.
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  Small and Medium Capitalization Stock Risk: The Funds may invest directly or through ETFs in companies of any size. The stocks of small and medium capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.
  Structured Note Risk: The Funds may seek investment exposure to sectors through structured notes that may be exchange traded or may trade in the over the counter market. These notes are typically issued by banks or brokerage firms, and have interest and/or principal payments which are linked to changes in the price level of certain assets or to the price performance of certain indices. The value of a structured note will be influenced by time to maturity, level of supply and demand for this type of note, interest rate and market volatility, changes in the issuer’s credit quality rating, and economic, legal, political, or events that affect the industry. In addition, there may be a lag between a change in the value of the underlying reference asset and the value of the structured note. Structured notes may also be subject to counterparty risk. The Funds may also be exposed to increased transaction costs when it seeks to sell such notes in the secondary market.
  Turnover Risk: A higher portfolio turnover will result in higher transactional and brokerage costs associated with the turnover, which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may increase the taxes you pay as a Fund shareholder. The Fund is expected to have a high portfolio turnover rate.
  U.S. Government Securities Risk: Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. There is no guarantee that government agencies will receive support from the U.S. Treasury during financial difficulties.

Temporary Investments

To respond to adverse market, economic, political or other conditions, the Funds may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Funds invest in money market mutual funds for cash positions, there will be some duplication of expenses because shareholders will pay the fees and expenses of the Funds and, indirectly, the fees and expenses of the underling money market funds. A Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure

A description of each Fund’s policies regarding the release of portfolio holdings information is available in the Funds’ Statement of Additional Information (“SAI”).

Cybersecurity

The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Funds’ business operations, potentially resulting in financial losses; interference with the Funds’ ability to calculate their NAV; impediments to trading; the inability of the Funds, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Funds’ shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

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MANAGEMENT

Investment Adviser

Good Harbor Financial, LLC, 330 East Main Street, Third Floor, Barrington, IL 60010, serves as investment adviser to each Fund. Subject to the authority of the Board of Trustees, the Adviser is responsible for management of the Fund’s investment portfolio. The Adviser is responsible for selecting each Fund’s investments according to the Fund’s investment objective, policies and restrictions. The Adviser was established in 2003 for the purpose of providing investment advice to individuals and institutions. As of September 30, 2018, the Adviser had had approximately $400.73 in assets under management/advisement.

Pursuant to an advisory agreement between the Trust, on behalf of each Fund and the Adviser, the Adviser is entitled to receive, on a quarterly basis, an annual advisory fees listed in the table below as a percentage of each Fund’s average daily net assets.

The Adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until January 31, 2020, so that the total annual operating expenses (excluding: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iii) borrowing costs (such as interest and dividend expense on securities sold short); (iv) taxes; and (v) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) will not exceed 1.75%, 2.50% and 1.50% of average daily net assets attributable to Class A, Class C and Class I shares, respectively. From the Funds’ inception through February 1, 2019, the expense limitation was set at 1.40% for Class A shares, 2.15% for Class C shares and 1.15% for Class I shares. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the foregoing expense limits or the expense limits in place at the time of recapture. These agreements may be terminated only by the Board of Trustees, on 60 days’ written notice to the Adviser. Fee waiver and reimbursement arrangements can decrease a Fund’s expenses and boost its performance.

Fund	Management Fee	Expense Limitation
Good Harbor Tactical Core US Fund	0.90%	Class A 1.75% Class C 2.50% Class I 1.50%
Good Harbor Tactical Select Fund	0.90%	Class A 1.75% Class C 2.50% Class I 1.50%

During the fiscal year ended September 30, 2018, the Funds paid an aggregate of the percentages shown below of its average net assets to the Adviser (after fee waivers).

Fund	Net Management Fee Received After Waivers
Good Harbor Tactical Core US Fund	0.54%
Good Harbor Tactical Select Fund	0.59%

A discussion regarding the basis for the Board of Trustees’ approval of the advisory agreement is available in the Funds’ March 31, 2018 semi-annual report to shareholders.

Investment Adviser Portfolio Managers

Neil R. Peplinski, CFA founded the Adviser in 2003 and serves as a Managing Partner. Mr. Peplinski previously worked as a portfolio manager for Allstate Investments, overseeing a portfolio of collateralized debt obligations. Mr. Peplinski earned his MBA with High Honors from The University of Chicago Graduate School of Business. He also holds a MSEE in Electromagnetics from The University of Michigan, and a BSEE in Electromagnetics from Michigan Technological University where he graduated summa cum laude.

Yash Patel, CFA has served as Chief Operating Officer of the Adviser since March 2010. Mr. Patel brings 15 years of professional experience to the firm. His responsibilities include the management and leadership of operations, technology, trading, and portfolio management. Prior to joining the Adviser, Mr. Patel was a quantitative equity analyst for Allstate Investments, developing and implementing model-driven trading strategies. Previous to that, he worked and consulted for hedge funds including Bridgewater Associates and Citadel Investment Group. Mr. Patel earned an MBA with Honors from The University of Chicago Booth School of Business and a BS CSE from The Ohio State University.

David Armstrong has been a Portfolio Manager of the Adviser since 2010. Mr. Armstrong joined the Adviser in 2010 and became a member of the Investment Team in 2013. He has 29 years of professional experience, previously working as a Director of Research conducting analysis on the nature and structure of competition in the credit card market for financial services firms. David earned a MBA from the University of Chicago Booth School of Business and a BA from Knox College.

The Good Harbor Tactical Core US Fund and Good Harbor Tactical Select Fund are managed on a day to day basis by Mr. Peplinski, Mr. Patel and Mr. Armstrong.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers, and the portfolio manager’s ownership in the respective Funds.

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HOW SHARES ARE PRICED

Shares of the Funds are sold at NAV. The NAV of each Fund is determined at close of regular trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of each Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Funds (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, each Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid ask prices on such exchanges. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board of Trustees. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board of Trustees has delegated execution of these procedures to a fair value committee composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The committee may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board of Trustees reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Funds may use independent pricing services to assist in calculating the value of the Funds’ securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for each Fund. Because the Funds may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Funds’ portfolio securities may change on days when you may not be able to buy or sell the Funds’ shares.

In computing the NAV, each Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in a Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Funds’ portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of each Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

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HOW TO PURCHASE SHARES

Share Classes

This Prospectus describes three classes of shares offered by each Fund: Class A, Class C, and Class I. Each Fund offers these classes of shares so that you can choose the class that best suits your investment needs. Refer to the information below so that you can choose the class that best suits your investment needs. The main differences between each class are sales charges, ongoing fees and minimum investment. For information on ongoing distribution fees, see Distribution Fees on page 27 of this Prospectus. Each class of shares in a Fund represents interest in the same portfolio of investments within the Fund. There is no investment minimum on reinvested distributions and each Fund may change investment minimums at any time. Each Fund and the Adviser reserve the right to waive sales charges, as described below. The Funds and the Adviser may each waive investment minimums at their individual discretion. Not all share classes may be available for purchase in all states.

Factors to Consider When Choosing a Share Class

When deciding which class of shares of a Fund to purchase, you should consider your investment goals, present and future amounts you may invest in a Fund, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund’s expenses over time in the Fees and Expenses of the Fund section in this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Class A Shares

Class A shares are offered at the public offering price, which is NAV per share plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. You can also qualify for a sales charge reduction or waiver through a right of accumulation or a letter of intent if you are a U.S. resident. See the discussions of “Right of Accumulation” and “Letter of Intent” below. The Funds reserve the right to waive any load as described below. The following sales charges apply to your purchases of Class A shares of each Fund.

Amount Invested	Sales Charge as a % of Offering Price[1]	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	1.00%	1.01%	1.00%
(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculations used to determine your sales charge.

Sales charges imposed on purchases of Class A shares are initially paid to the Distributor. The “Dealer Reallowance” is the amount the Distributor may pay to the selling brokerage firm or financial institution for their services and resources provided to the shareholder. The difference between the sales charge and the Dealer Reallowance is retained by the Distributor or other principal underwriter to compensate them for the services provided and costs incurred, as further discussed in the section of the Prospectus entitled “Distribution of Shares.”

How to Reduce Your Sales Charge: You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Funds’ distributor, Northern Lights Distributors, LLC (the “distributor”), in writing and supply your account number at the time of purchase. You may combine your purchase with those of your “immediate family” (your spouse and your children under the age of 21) for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Rights of Accumulation: To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares of a Fund that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

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Shares of the Funds held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

  Shares held indirectly through financial intermediaries other than your current purchase broker-dealer
  (for example, a different broker-dealer, a bank, a separate insurance company account or an investment adviser);
  Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan
  (for example, a 401(k) plan) other than employer-sponsored IRAs; and
  Shares held directly in the Fund account on which the broker-dealer (financial adviser) of record is different than your current purchase broker-dealer.

Letters of Intent: Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of a Fund, with a minimum of $25,000, during a 13-month period. The 13-month period begins upon the date of the LOI. At your written request, Class A shares purchases made during the 90 days prior to the LOI may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize a Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Funds’ transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Repurchase of Class A Shares: If you have redeemed Class A shares of a Fund within the past 120 days, you may repurchase an equivalent amount of Class A shares of a Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. You may exercise this privilege only once and must notify a Fund that you intend to do so in writing. The Funds must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption. The redemption and repurchase of Fund shares may still result in a tax liability for federal income tax purposes.

Sales Charge Waivers

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

  Current and retired directors and officers of a Fund sponsored by the Adviser or any of its subsidiaries, their immediate families (spouse, children, mother or father) and any purchases referred through the Adviser.
  Employees of the Adviser and their immediate families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).
  Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the fund’s shares and their immediate families.
  Participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.
  Clients of financial intermediaries that have entered into arrangements with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisers may charge a separate fee.
  Institutional investors (which may include bank trust departments and registered investment advisers).
  Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.
  Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.
  Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan’s investments in the Fund are part of an omnibus account. A minimum initial investment of $1 million in the Fund is required. The distributor in its sole discretion may waive these minimum dollar requirements.

The Funds do not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called an “NAV transfer”). Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

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Class C Shares

Class C shares of the Funds are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Funds. Class C shares pay up to 1.00% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Funds and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges.

Class C Share Conversion Feature

On the fifth business day of the month following the tenth anniversary of the purchase date of a shareholder’s Class C shares, such shares will automatically convert to Class A shares without the imposition of any sales load, fee or other charge. At conversion, a proportionate amount of shares representing reinvested dividends and distributions will also be converted into Class A shares.

Shareholders who purchased Class C shares through certain Financial Intermediaries, group retirement plan recordkeeping platforms or whose shares are held in an omnibus account may not be eligible to participate in such Class C share conversions. Certain financial intermediaries who hold Class C shares in an omnibus account for shareholders of group retirement plans may not track participant level aging of shares and therefore these shares may not be eligible for an automatic conversion. Contact your Financial Intermediary or Plan record keeper for eligibility information.

Class I Shares

Class I shares of the Funds are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A and Class C shares. This means that 100% of your initial investment is placed into shares of the Funds. The minimum initial investment is $250 thousand per account.

The minimum investment may be modified for clients of certain financial intermediaries who (i) charge clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into agreements with the distributor to offer shares through certain fee-based programs or platforms.

Class I shares are also available for purchase, with no minimum initial investment, by current and former full-time employees of the Adviser and its affiliates or of any financial intermediary which has a dealer agreement with the distributor, and their immediate families (e.g., spouse, children, mother or father; or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

Exchange Privilege

You may exchange your Fund shares for shares of the same Class of another fund advised by the Adviser (“Good Harbor Funds”). Exchanges are made at net asset value. Exchanges are subject to the terms applicable to purchases of the new fund’s shares as set forth in the applicable prospectus. An exchange of shares of any Good Harbor Fund for shares of another Good Harbor Fund will be treated as a sale for federal income tax purposes.

The Adviser also allows investors in Good Harbor Funds to make non-taxable share class conversions. For advisors who wish to convert from a higher fee share class, to a lower fee share class (for example, from a C-share to an I-share) within a Good Harbor Fund, non-taxable share class conversions are permitted by the Adviser as long as they are moving to a lower expense ratio fund, and the class C shares are free of any CDSC. An exchange of shares of any Good Harbor Fund for shares of another class within that Good Harbor Fund will not be treated as a sale for federal income tax purposes.

Minimum and Additional Investment Amounts: The minimum initial and subsequent investment by class of shares is:

	Initial Investment		Subsequent Investment
Class	Regular Account	Retirement Account	Regular Account	Retirement Account
A	$2,500	$1,000	$250	$100
C	$2,500	$1,000	$250	$100
I	$250,000	$250,000	$10,000	$10,000

The Funds reserve the right to waive any minimum. There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Funds.

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Purchasing Shares

You may purchase shares of the Funds by sending a completed application form to the following address:

Regular Mail Good Harbor Tactical Core US Fund Good Harbor Tactical Select Fund c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154	Express/Overnight Mail Good Harbor Tactical Core US Fund Good Harbor Tactical Select Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Funds in verifying your identity. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers: You may invest in the Funds through brokers or agents who have entered into selling agreements with the distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Funds. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a brokers authorized designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Funds. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Funds. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Funds, please call the Funds at 1-877-270-2848 for wiring instructions and to notify the Funds that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Funds will normally accept wired funds for investment on the day received if they are received by the Funds’ designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan: You may participate in the Funds’ Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Funds through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $50 on specified days of each month into your established Fund account. Please contact the Funds at 1-877-270-2848 for more information about the Funds’ Automatic Investment Plan.

Each Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the name of the applicable Fund. The Funds will not accept payment in cash, cashier’s checks or money orders. Also, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Gemini Fund Services, LLC, the Funds’ transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any check returned to the transfer agent for insufficient funds.

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When Order is Processed: All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after a Fund receives your application or request in good order. All requests received in good order by a Fund before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

  the name of the Fund and share class;
  the dollar amount of shares to be purchased;
  a completed purchase application or investment stub; and
  check payable to the “Good Harbor Tactical Core US Fund” or “Good Harbor Tactical Select Fund.”

Retirement Plans: You may purchase shares of the Funds for your individual retirement plans. Please call the Funds at 1-877-270-2848 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

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HOW TO REDEEM SHARES

Redeeming Shares: The Funds typically expect that it will take up to three business days following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer. The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions. You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Regular Mail Good Harbor Tactical Core US Fund Good Harbor Tactical Select Fund c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154	Express/Overnight Mail Good Harbor Tactical Core US Fund Good Harbor Tactical Select Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Funds and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-877-270-2848. IRA accounts are not redeemable by telephone.

Each Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Funds, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Funds or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of the Funds are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Funds. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Funds’ transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan: If your individual accounts, IRA or other qualified plan account have a current account value of at least $10,000, you may participate in the Funds’ Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Funds through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $250 on specified days of each month into your established bank account. Please contact the Funds at 1-877-270-2848 for more information about the Funds’ Automatic Withdrawal Plan.

Redemptions in Kind: The Funds reserve the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than the lesser of $250,000 or 1% of a Fund’s assets. The securities will be chosen by the Fund and valued under the Fund’s NAV procedures. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions Are Sent: Once the Funds receive your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank.

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Good Order: Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

•         The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•         The request must identify your account number;

•         The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•         If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

Redemption Fee: The Funds will deduct a 1.00% redemption fee on your redemption amount if you sell your shares within 30 days of purchase. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 30 days or more are not subject to the 1.00% fee. Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

Waivers of Redemption Fees: The Funds have elected not to impose the redemption fee for:

•	redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
•	certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;
•	redemptions or exchanges in discretionary asset allocation, fee based or wrap programs (“wrap programs”) that are initiated by the sponsor/financial adviser as part of a periodic rebalancing;
•	redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan;
•	involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Funds, or to pay shareholder fees; or
•	other types of redemptions as the Adviser or the Trust may determine in special situations and approved by the Funds’ or the Adviser’s Chief Compliance Officer.

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Funds with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

•	you request a redemption to be made payable to a person not on record with the Funds;
•	you request that a redemption be mailed to an address other than that on record with the Funds;
•	the proceeds of a requested redemption exceed $50,000;
•	any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or
•	your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Funds should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal income tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance in a Fund falls below $1,000, the Fund may notify you that, unless the account is brought up to at least $1,000 within 30 days of the notice; your account could be closed. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below required minimums due to a decline in NAV. The Fund will not charge any redemption fee on involuntary redemptions.

24

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds discourage and do not accommodate market timing. Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Funds are designed for long-term investors and are not intended for market timing or other disruptive trading activities. Accordingly, the Board of Trustees has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Funds currently use several methods to reduce the risk of market timing. These methods include, but are not limited to:

  Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Funds’ Market Timing Trading Policy; and
  Assessing a 1.00% redemption fee for shares sold within 30 days of purchase.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to a Fund as described in the Funds’ Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into a Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of a Fund.

Each Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Funds nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial adviser) from opening new accounts with the Funds.

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Funds will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Funds. While the Funds will encourage financial intermediaries to apply the Funds’ Market Timing Trading Policy to their customers who invest indirectly in the Funds, the Funds are limited in their ability to monitor the trading activity or enforce the Funds’ Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’ Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information to the extent known to the broker to a Fund upon request. If the Funds or their transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Funds will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

25

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of a Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

Each Fund intends to distribute substantially all of its net investment income and net capital gains annually in December. Both types of distributions will be reinvested in shares of the applicable Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income for federal tax purposes, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from a Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Funds will inform you of the amount and type of your distributions. Each Fund does not expect that its dividends will constitute qualified dividend income eligible for the reduced federal income tax rates applicable to long-term capital gains. IRAs and other qualified retirement plans are generally exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal income tax purposes. The gain or loss on your investment is generally the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year. If you held your shares for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss.

If you purchase shares of a Fund shortly before a dividend or distribution is paid, you will pay the full price for the shares and may receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.”

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold a percentage of any dividend and redemption or exchange proceeds. The Funds reserve the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number or taxpayer identification number, you should indicate on the purchase form that your application to obtain a number is pending. Each Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This discussion is a summary of certain federal income tax consequences of owning Fund shares and is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisors to determine the tax consequences of owning a Fund’s shares, including any state, local and foreign tax consequences.

26

DISTRIBUTION OF SHARES

Distributor

Northern Lights Distributors, LLC, 17605 Wright Street, Omaha, Nebraska 68130, is the distributor for the shares of the Funds. Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. Shares of the Funds are offered on a continuous basis.

Distribution Fees

The Trust, on behalf of the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Class A and Class C shares of the Fund (each a "Plan" and collectively, the "Plans") under Rule 12b-1, pursuant to which the Fund may pay the Fund's distributor an annual fee for distribution and shareholder servicing expenses of 0.25% and 1.00% of the Fund's average daily net assets attributable to Class A and Class C shares, respectively. There is no Rule 12b-1 Plan for Class I shares.

The Funds’ distributor and other entities are paid under the Plans for services provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of a Fund’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plans to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

Additional Compensation to Financial Intermediaries

The Funds’ distributor, its affiliates, and the Adviser and its affiliates may, at their own expense and out of their own assets including their legitimate profits from Fund-related activities, provide additional cash payments to financial intermediaries who sell shares of a Fund or assist in the marketing of a Fund. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of a Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The distributor may, from time to time, provide promotional incentives to certain investment firms. Such incentives may, at the distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

Householding

To reduce expenses, the Funds mail only one copy of a Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-877-270-2848 on days the Funds are open for business or contact your financial institution. The Funds will begin sending you individual copies thirty days after receiving your request.

27

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Cohen & Company, Ltd., an Independent Registered Public Accounting firm, whose report, along with each Fund’s financial statements, are included in the Funds’ September 30, 2018 annual report, which is available at no charge upon request.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

GOOD HARBOR TACTICAL CORE US FUND
	Class A

	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	September 30,	September 30,	September 30,		September 30,		September 30,
	2018	2017	2016		2015		2014
Net asset value, beginning of year	$10.16	$9.36	$8.95		$9.66		$11.10
Activity from investment operations:
Net investment income (loss) (1)	0.02	(0.01)	(0.00	) (2)	(0.06)		(0.00	) (2)
Net realized and unrealized gain (loss) on investments	0.91	0.81	0.41		(0.65)		(1.28)
Total from investment operations	0.93	0.80	0.41		(0.71)		(1.28)
Paid in capital from redemption fees (2)	0.00	0.00	0.00		0.00		0.00
Less distributions from:
Net return of capital	—	—	—		(0.00	) (2)	—
Net realized gains	—	—	—		(0.00	) (2)	(0.16)
Total distributions	—	—	—		(0.00	) (2)	(0.16)
Net asset value, end of year	$11.09	$10.16	$9.36		$8.95		$9.66
Total return (3)	9.15%	8.55%	4.58%		(7.32)%		(11.79)%
Net assets, at end of year (000s)	$13,883	$18,316	$26,049		$54,840		$219,801
Ratio of gross expenses to average net assets before reimbursement or recapture (4,5)	1.86%	1.86%	1.66%		1.41%		1.35%
Ratio of net expenses to average net assets after reimbursement or recapture (5)	1.40%	1.40%	1.40%		1.40%		1.36%
Ratio of net investment income (loss) to average net assets (5,6)	0.19%	(0.14)%	(0.05)%		(0.61)%		(0.04)%
Portfolio Turnover Rate	466%	566%	412%		784%		773%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Amount represents less than $0.01 per share.
(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the advisor.
(5)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.
(6)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

28

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

GOOD HARBOR TACTICAL CORE US FUND
	Class C

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	September 30,	September 30,	September 30,	September 30,		September 30,
	2018	2017	2016	2015		2014
Net asset value, beginning of year	$9.81	$9.10	$8.77	$9.54		$11.04
Activity from investment operations:
Net investment loss (1)	(0.06)	(0.09)	(0.07)	(0.12)		(0.07)
Net realized and unrealized gain (loss) on investments	0.87	0.80	0.40	(0.65)		(1.27)
Total from investment operations	0.81	0.71	0.33	(0.77)		(1.34)
Paid in capital from redemption fees (2)	0.00	0.00	0.00	0.00		0.00
Less distributions from:
Net return of capital	—	—	—	(0.00	) (2)	—
Net realized gains	—	—	—	(0.00	) (2)	(0.16)
Total distributions	—	—	—	(0.00	) (2)	(0.16)
Net asset value, end of year	$10.62	$9.81	$9.10	$8.77		$9.54
Total return (3)	8.26%	7.80%	3.76%	(8.05)%		(12.40)%
Net assets, at end of year (000s)	$23,359	$32,318	$46,774	$85,736		$266,428
Ratio of gross expenses to average net assets before reimbursement or recapture (4,5)	2.61%	2.61%	2.41%	2.16%		2.10%
Ratio of net expenses to average net assets after reimbursement or recapture (5)	2.15%	2.15%	2.15%	2.15%		2.11%
Ratio of net investment loss to average net assets (5,6)	(0.57)%	(0.89)%	(0.81)%	(1.35)%		(0.70)%
Portfolio Turnover Rate	466%	566%	412%	784%		773%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Amount represents less than $0.01 per share.
(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the advisor.
(5)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.
(6)	Recognition of net investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

29

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	GOOD HARBOR TACTICAL CORE US FUND
	Class I

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	September 30,	September 30,	September 30,	September 30,		September 30,
	2018	2017	2016	2015		2014
Net asset value, beginning of year	$10.28	$9.45	$9.01	$9.71		$11.12
Activity from investment operations:
Net investment income (loss) (1)	0.05	0.01	0.02	(0.03)		0.02
Net realized and unrealized gain (loss) on investments	0.92	0.82	0.42 (7)	(0.67)		(1.27)
Total from investment operations	0.97	0.83	0.44	(0.70)		(1.25)
Paid in capital from redemption fees (2)	0.00	0.00	0.00	0.00		0.00
Less distributions from:
Net return of capital	—	—	—	(0.00	) (2)	—
Net realized gains	—	—	—	(0.00	) (2)	(0.16)
Total distributions	—	—	—	(0.00	) (2)	(0.16)
Net asset value, end of year	$11.25	$10.28	$9.45	$9.01		$9.71
Total return (3)	9.44%	8.78%	4.88%	(7.09)%		(11.58)%
Net assets, at end of year (000s)	$16,716	$25,802	$31,698	$83,230		$462,391
Ratio of gross expenses to average net assets before reimbursement or recapture (4,5)	1.61%	1.61%	1.41%	1.16%		1.10%
Ratio of net expenses to average net assets after reimbursement or recapture (5)	1.15%	1.15%	1.15%	1.15%		1.11%
Ratio of net investment income (loss) to average net assets (5,6)	0.42%	0.11%	0.19%	(0.37)%		0.22%
Portfolio Turnover Rate	466%	566%	412%	784%		773%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Amount represents less than $0.01 per share.
(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the advisor.
(5)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.
(6)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(7)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

30

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	GOOD HARBOR TACTICAL SELECT FUND
	CLASS A

	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,
	2018	2017	2016	2015 (1)
Net asset value, beginning of period	$10.80	$9.75	$9.13	$9.06
Activity from investment operations:
Net investment income (2)	0.07	0.07	0.02	—
Net realized and unrealized gain on investments	0.18	1.09	0.62 (9)	0.07
Total from investment operations	0.25	1.16	0.64	0.07
Less distributions from:
Net investment income	(0.02)	—	(0.02)	—
Net realized gains	(0.17)	(0.11)	—	—
Total distributions	(0.19)	(0.11)	(0.02)	—
Net asset value, end of period	$10.86	$10.80	$9.75	$9.13
Total return (3)	2.31%	11.99%	7.05%	0.77	% (4)
Net assets, at end of period	$384,825	$1,292,221	$570,258	$9
Ratio of gross expenses to average net assets (5,7)	1.80%	1.78%	16.28%	48.96	% (6)
Ratio of net expenses to average net assets (7)	1.40%	1.40%	1.40%	1.40	% (6)
Ratio of net investment income to average net assets (7,8)	0.65%	0.65%	0.27%	0.00	% (6)
Portfolio Turnover Rate	402%	310%	533%	785	% (4)

(1)	The Good Harbor Tactical Select Fund Class A commenced operations on August 31, 2015.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(4)	Not annualized.
(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.
(6)	Annualized.
(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.
(8)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(9)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

31

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	GOOD HARBOR TACTICAL SELECT FUND
	CLASS C

	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,
	2018	2017	2016	2015 (1)
Net asset value, beginning of period	$10.67	$9.71	$9.13	$9.06
Activity from investment operations:
Net investment income (loss) (2)	0.00 (9)	(0.02)	(0.07)	(0.01)
Net realized and unrealized gain on investments	0.17	1.09	0.67	0.08
Total from investment operations	0.17	1.07	0.60	0.07
Paid in capital from redemption fees	0.00 (9)	—	—	—
Less distributions from:
Net investment income	—	—	(0.02)	—
Net realized gains	(0.17)	(0.11)	—	—
Total distributions	(0.17)	(0.11)	(0.02)	—
Net asset value, end of period	$10.67	$10.67	$9.71	$9.13
Total return (3)	1.58%	11.10%	6.61%	0.77	% (4)
Net assets, at end of period	$620,535	$692,391	$656,153	$9
Ratio of gross expenses to average net assets (5,7)	2.55%	2.53%	17.03%	49.71	% (6)
Ratio of net expenses to average net assets (7)	2.15%	2.15%	2.15%	2.15	% (6)
Ratio of net investment income (loss) to average net assets (7,8)	(0.03)%	(0.23)%	(0.70)%	(1.24)	% (6)
Portfolio Turnover Rate	402%	310%	533%	785	% (4)

(1)	The Good Harbor Tactical Select Fund Class C commenced operations on August 31, 2015.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(4)	Not annualized.
(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.
(6)	Annualized.
(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.
(8)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(9)	Amount represents less than $0.01 per share.

32

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

GOOD HARBOR TACTICAL SELECT FUND
CLASS I

Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
September 30,	September 30,	September 30,	September 30,	September 30,
2018	2017	2016	2015	2014 (1)
Net asset value, beginning of period	$10.86	$9.78	$9.13	$9.51	$10.00
Activity from investment operations:
Net investment income (2)	0.12	0.10	0.04	0.01	0.05
Net realized and unrealized gain (loss) on investments	0.16	1.09	0.63	(9)	(0.34)	(0.54)
Total from investment operations	0.28	1.19	0.67	(0.33)	(0.49)
Paid in capital from redemption fees	0.00	(10)	0.00	(10)	—	—	—
Less distributions from:
Net investment income	(0.09)	—	(0.02)	(0.05)	—
Net realized gains	(0.17)	(0.11)	—	—	—
Total distributions	(0.26)	(0.11)	(0.02)	(0.05)	—
Net asset value, end of period	$10.88	$10.86	$9.78	$9.13	$9.51
Total return (3)	2.61%	12.26%	7.38%	(3.48)%	(4.90)	% (4)
Net assets, at end of period	$11,299,308	$5,306,888	$1,300,012	$113,595	$99
Ratio of gross expenses to average net assets (5,7)	1.55%	1.53%	16.03%	48.71%	60.60	% (6)
Ratio of net expenses to average net assets (7)	1.15%	1.15%	1.15%	1.15%	1.15	% (6)
Ratio of net investment income to average net assets (7,8)	1.06%	0.96%	0.46%	0.08%	1.38	% (6)
Portfolio Turnover Rate	402%	310%	533%	785%	268	% (4)

(1)	The Good Harbor Tactical Select Fund Class I commenced operations on May 16, 2014.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(4)	Not annualized.
(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.
(6)	Annualized.
(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.
(8)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(9)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.
(10)	Amount represents less than $0.01 per share.

33

Rev. February 2014

PRIVACY NOTICE

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include: ▪ Social Security number ▪ Purchase History ▪ Assets ▪ Account Balances ▪ Retirement Assets ▪ Account Transactions ▪ Transaction History ▪ Wire Transfer Instructions ▪ Checking Account Information When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (402) 493-4603

34

Who we are
Who is providing this notice?	Northern Lights Fund Trust III

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪ Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪ Affiliates from using your information to market to you

▪ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Northern Lights Fund Trust III doesn’t jointly market.
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Good Harbor Tactical Core US Fund

Good Harbor Tactical Select Fund

Adviser	Good Harbor Financial, LLC 330 East Main Street, Third Floor Barrington, IL 60010	Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Independent Registered Public Accountant	Cohen & Company, Ltd. 1350 Euclid Ave., Suite 800 Cleveland, OH 44115	Legal Counsel	Thompson Hine LLP 41 S. High Street, Suite 1700 Columbus, OH 43215
Custodian	U.S. Bank N.A. 1555 N. River Center Drive Milwaukee, WI 53212	Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

Additional information about the Funds is included in the Funds’ Statement of Additional Information dated February 1, 2019. The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Funds’ policies and management. Additional information about the Funds’ investments is also available in the Funds’ Annual and Semi-Annual Reports to Shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year or fiscal period.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Funds, or to make shareholder inquiries about the Funds, please call 1-877-270-2848 or visit www.ghf-funds.com. You may also write to:

Good Harbor Tactical Core US Fund

Good Harbor Tactical Select Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

You may review and obtain copies of the Funds’ information at the SEC Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-22655